                                AMENDMENT NO. 10

                                       TO

                     FIRST RESTATED MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

     The First Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, as subsequently amended, and as restated the 20th day of September, 2006, pursuant to Rule 12b-1, is hereby amended, effective July 1, 2009, as follows:

     WHEREAS, the parties desire to amend the plan to reduce the Rule 12b-1 fee by reducing the maximum asset-based sales charge for AIM Money Market Fund from 0.75% to 0.65%;

     NOW THEREFORE, Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

     All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

                                 "SCHEDULE A TO
                                 FIRST RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                          DISTRIBUTION AND SERVICE FEES

     The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

                                AIM EQUITY FUNDS

                                                  MAXIMUM
                                                   ASSET
                                                   BASED    MAXIMUM    MAXIMUM
                                                   SALES    SERVICE   AGGREGATE
PORTFOLIOS                                         CHARGE     FEE        FEE
----------                                        -------   -------   ---------
AIM Capital Development Fund                       0.75%     0.25%      1.00%
AIM Charter Fund                                   0.75%     0.25%      1.00%
AIM Constellation Fund                             0.75%     0.25%      1.00%
AIM Diversified Dividend Fund                      0.75%     0.25%      1.00%
AIM Large Cap Basic Value Fund                     0.75%     0.25%      1.00%
AIM Large Cap Growth Fund                          0.75%     0.25%      1.00%
AIM Summit Fund                                    0.75%     0.25%      1.00%

                                 AIM FUNDS GROUP

                                                  MAXIMUM
                                                   ASSET
                                                   BASED    MAXIMUM    MAXIMUM
                                                   SALES    SERVICE   AGGREGATE
PORTFOLIOS                                         CHARGE     FEE        FEE
----------                                        -------   -------   ---------
AIM Basic Balanced Fund                            0.75%     0.25%      1.00%
AIM European Small Company Fund                    0.75%     0.25%      1.00%
AIM Global Core Equity Fund                        0.75%     0.25%      1.00%
AIM International Small Company Fund               0.75%     0.25%      1.00%
AIM Mid Cap Basic Value Fund                       0.75%     0.25%      1.00%
AIM Select Equity Fund                             0.75%     0.25%      1.00%
AIM Small Cap Equity Fund                          0.75%     0.25%      1.00%

                                AIM GROWTH SERIES

                                                  MAXIMUM
                                                   ASSET
                                                   BASED    MAXIMUM    MAXIMUM
                                                   SALES    SERVICE   AGGREGATE
PORTFOLIOS                                         CHARGE     FEE        FEE
----------                                        -------   -------   ---------
AIM Basic Value Fund                               0.75%     0.25%      1.00%
AIM Conservative Allocation Fund                   0.75%     0.25%      1.00%
AIM Global Equity Fund                             0.75%     0.25%      1.00%
AIM Growth Allocation Fund                         0.75%     0.25%      1.00%
AIM Income Allocation Fund                         0.75%     0.25%      1.00%
AIM Independence Now Fund                          0.75%     0.25%      1.00%
AIM Independence 2010 Fund                         0.75%     0.25%      1.00%
AIM Independence 2020 Fund                         0.75%     0.25%      1.00%
AIM Independence 2030 Fund                         0.75%     0.25%      1.00%
AIM Independence 2040 Fund                         0.75%     0.25%      1.00%
AIM Independence 2050 Fund                         0.75%     0.25%      1.00%
AIM International Allocation Fund                  0.75%     0.25%      1.00%
AIM Mid Cap Core Equity Fund                       0.75%     0.25%      1.00%
AIM Moderate Allocation Fund                       0.75%     0.25%      1.00%
AIM Moderate Growth Allocation Fund                0.75%     0.25%      1.00%
AIM Moderately Conservative Allocation Fund        0.75%     0.25%      1.00%
AIM Small Cap Growth Fund                          0.75%     0.25%      1.00%

                         AIM INTERNATIONAL MUTUAL FUNDS

                                                  MAXIMUM
                                                   ASSET
                                                   BASED    MAXIMUM    MAXIMUM
                                                   SALES    SERVICE   AGGREGATE
PORTFOLIOS                                         CHARGE     FEE        FEE
----------                                        -------   -------   ---------
AIM Asia Pacific Growth Fund                       0.75%     0.25%      1.00%
AIM European Growth Fund                           0.75%     0.25%      1.00%
AIM Global Growth Fund                             0.75%     0.25%      1.00%
AIM Global Small & Mid Cap Growth Fund             0.75%     0.25%      1.00%
AIM International Core Equity Fund                 0.75%     0.25%      1.00%
AIM International Growth Fund                      0.75%     0.25%      1.00%

                              AIM INVESTMENT FUNDS

                                                  MAXIMUM
                                                   ASSET
                                                   BASED    MAXIMUM    MAXIMUM
                                                   SALES    SERVICE   AGGREGATE
PORTFOLIOS                                         CHARGE     FEE        FEE
----------                                        -------   -------   ---------
AIM Balanced-Risk Allocation Fund                  0.75%     0.25%      1.00%
AIM China Fund                                     0.75%     0.25%      1.00%
AIM Developing Markets Fund                        0.75%     0.25%      1.00%
AIM Global Health Care Fund                        0.75%     0.25%      1.00%
AIM International Total Return Fund                0.75%     0.25%      1.00%
AIM Japan Fund                                     0.75%     0.25%      1.00%
AIM Trimark Fund                                   0.75%     0.25%      1.00%
AIM Trimark Endeavor Fund                          0.75%     0.25%      1.00%
AIM Trimark Small Companies Fund                   0.75%     0.25%      1.00%

                         AIM INVESTMENT SECURITIES FUNDS

                                                  MAXIMUM
                                                   ASSET
                                                   BASED    MAXIMUM    MAXIMUM
                                                   SALES    SERVICE   AGGREGATE
PORTFOLIOS                                         CHARGE     FEE        FEE
----------                                        -------   -------   ---------
AIM Core Bond Fund                                 0.75%     0.25%      1.00%
AIM Dynamics Fund                                  0.75%     0.25%      1.00%
AIM Global Real Estate Fund                        0.75%     0.25%      1.00%
AIM High Yield Fund                                0.75%     0.25%      1.00%
AIM Income Fund                                    0.75%     0.25%      1.00%
AIM Money Market Fund                              0.65%     0.25%      0.90%
AIM Municipal Bond Fund                            0.75%     0.25%      1.00%
AIM Real Estate Fund                               0.75%     0.25%      1.00%
AIM U.S. Government Fund                           0.75%     0.25%      1.00%

                              AIM TAX-EXEMPT FUNDS

                                                  MAXIMUM
                                                   ASSET
                                                   BASED    MAXIMUM    MAXIMUM
                                                   SALES    SERVICE   AGGREGATE
PORTFOLIO                                          CHARGE     FEE        FEE
---------                                         -------   -------   ---------
AIM High Income Municipal Fund                     0.75%     0.25%      1.00%

                           AIM COUNSELOR SERIES TRUST

                                                  MAXIMUM
                                                   ASSET
                                                   BASED    MAXIMUM    MAXIMUM
                                                   SALES    SERVICE   AGGREGATE
PORTFOLIO                                          CHARGE     FEE        FEE
---------                                         -------   -------   ---------
AIM Core Plus Bond Fund                            0.75%     0.25%      1.00%
AIM Multi-Sector Fund                              0.75%     0.25%      1.00%
AIM Select Real Estate Income Fund                 0.75%     0.25%      1.00%
AIM Structured Core Fund                           0.75%     0.25%      1.00%
AIM Structured Growth Fund                         0.75%     0.25%      1.00%
AIM Structured Value Fund                          0.75%     0.25%      1.00%

                                AIM SECTOR FUNDS

                                                  MAXIMUM
                                                   ASSET
                                                   BASED    MAXIMUM    MAXIMUM
                                                   SALES    SERVICE   AGGREGATE
PORTFOLIO                                          CHARGE     FEE        FEE
---------                                         -------   -------   ---------
AIM Energy Fund                                    0.75%     0.25%      1.00%
AIM Financial Services Fund                        0.75%     0.25%      1.00%
AIM Gold & Precious Metals Fund                    0.75%     0.25%      1.00%
AIM Leisure Fund                                   0.75%     0.25%      1.00%
AIM Technology Fund                                0.75%     0.25%      1.00%
AIM Utilities Fund                                 0.75%     0.25%      1.00%"